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                                                                    EXHIBIT 10.2

                               FIRST AMENDMENT TO
                            STOCK PURCHASE AGREEMENT

               THIS FIRST AMENDMENT TO STOCK PURCHASE AGREEMENT ("AMENDMENT") entered into as of the 1st day of September, 1998 by and between MED/WASTE, INC., a Delaware corporation, SANFORD MOTORS, INC., a Pennsylvania corporation, EAST COAST MEDICAL WASTE, INC., a New Jersey corporation, BUCKS COUNTY RESOURCE AND RECOVERY, INC., a Pennsylvania corporation, CRAIG SANFORD and MARY JO SANFORD.

                                 R E C I T A L S
                                 ---------------

               A. Buyer, the Company and the Shareholders entered into a Stock Purchase Agreement dated as of August 11, 1998 (the "Agreement") whereby Buyer agreed to acquire 100% of the capital stock of the Companies from the Shareholders (the "Transaction");

               B. The parties hereto desire to amend the Agreement on the terms and conditions set forth herein.

               NOW THEREFORE, in consideration of the mutual benefits to be derived therefrom and of the respective mutual covenants and agreements hereinafter set forth, the parties hereto do hereby agree as follows:

               1. RECITATIONS. The above recitations are true and correct and are incorporated herein by this reference.

               2. DEFINITIONS. All capitalized terms used herein shall have the meaning ascribed to them in the Agreement.

               3. Section 3.1(a) of the Stock Purchase Agreement is hereby amended to read as follows:

                       (a) pay to the Shareholders aggregate cash in the amount of $5,050,000 on the Closing Date; provided that the Deposit shall be applied to the cash payment herein; and further provided that Buyer shall receive a credit against the cash portion of the Purchase Price in the amount of $550,000 against the Purchase Price for repair and maintenance of the equipment, trucks and trailers owned by the Companies.

               4. Section 3.1(d) of the Stock Purchase Agreement is hereby amended to read as follows:

                       (d) pay to the Shareholders, in accordance with the provisions of Section 3.5 herein on a dollar for dollar basis up to $500,000, accounts receivables of the Company in existence as of the Closing Date which are collected by Buyer prior to December 31, 1998. For any accounts receivables collected in excess of $500,000 prior to December 31, 1998 buyer shall issue to the Shareholders, in accordance with the provisions of Section 3.5 herein, that number of shares of MWI Common Stock which, based upon the Last Reported Sale Price on December 31, 1998 has a fair market value equal to the accounts receivables of



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                       the Company in existence as of the Closing Date which are
                       collected by Buyer in excess of $500,000 prior to December 31, 1998. Following December 31, 1998, any cash received on the accounts receivables existing as of the closing shall be paid to the Shareholders.

               5. Section 3.5 of the Stock Purchase Agreement is hereby amended to read as follows:

                       3.5 ACCOUNTS RECEIVABLES - At, or as soon as practicable following the Closing, BDO Seidman, LLP shall determine the outstanding receivables of the Companies as of the Closing Date (the "Closing Receivables"). Such determination by BDO Seidman, LLP shall be conclusive and binding on the parties to this Agreement. All such Closing Receivables shall be collected by Buyer following the Closing for the benefit of the Buyer. Within thirty
                       (30) days following the end of one hundred twenty (120) days following the Closing, December 31, 1998 the Buyer shall prepare and deliver to the Shareholders a statement of the collections of the Closing Receivables (the A/R Statement") reflecting all collections of Closing Receivables ("Collected Receivables") during prior to December 31, 1998 following the Closing Date and the outstanding amounts that remain at the end of such period. The Shareholders shall have fifteen (15) days following receipt of the A/R Statement within which to object to the A/R Statement. If the Shareholders do not object to the A/R Statement within such period, the A/R Statement shall be deemed conclusive and binding on all parties; provided however, if thereafter it is determined that Closing Receivables are shown as uncollected on the A/R Statement and are thereafter determined to have been collected, the amounts of such collected Closing Receivables which are not shown on the A/R Statement shall be paid to the Shareholders by the Buyer in cash. If the Shareholders do not object to the A/R Statement, the Buyer shall within ten (10) days thereafter pay to the Shareholders the amount equal to collected Closing receivables on the A/R Statement. The first $500,000 shall be paid in cash, the balance of such payment shall be made in MWI Common Stock. The number of shares of MWI Common Stock to be issued to the Shareholders shall be calculated by dividing (a) the Collected Receivables in excess of $500,000 by (b) the Last Reported Sale Price of the MWI Common Stock on December 31, 1998. If the Shareholders object to the A/R Statement, BDO Seidman, LLP shall review the books and records of the Company and issue a determination of the Collected Receivables either
                       (i) agreeing with the A/R Statement; or (ii) as to one or more adjustments necessary to make such A/R Statement accurate. The determination of BDO Seidman, LLP shall be conclusive and binding on the parties to this Agreement. If BDO Seidman, LLP agrees with the A/R Statement or if any adjustment is made which lowers the Collected Receivables, the Shareholders shall pay the fees and costs of BDO Seidman, LLP. If BDO Seidman, LLP determines


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                       any adjustments to the A/R Statement are required which
                       increases the Collected Receivables than as shown on the A/R Statement, the Buyer shall pay the fees and costs of BDO Seidman, LLP. Within fifteen (15) days following BDO Seidman, LLP's determination, Buyer shall issue to the Shareholders the number of shares MWI Common Stock in accordance with the calculation above based on the final determination of Collected Receivables. The Buyer shall thereafter continue to collect such receivables which remain outstanding following December 31, 1998 and shall pay to the Shareholders in cash on a monthly basis the receivables thereafter collected in the amount of such collections in cash.

               6. REMAINING TERMS AND CONDITIONS. Except as modified herein, the terms and conditions of the Agreement and Plan of Dissolution are to remain in full force and effect.

               IN WITNESS WHEREOF the undersigned parties have executed this Amendment as of the date set forth above.

                                     MED/WASTE, INC., a Delaware corporation

                                     By: /s/ DANIEL A. STAUBER
                                         -------------------------------------
                                         DANIEL A. STAUBER, President

                                     SANFORD MOTORS, INC., a Pennsylvania
                                     corporation

                                     By: /s/ CRAIG SANFORD
                                         -------------------------------------
                                         CRAIG SANFORD, President

                                     EAST COAST MEDICAL WASTE, INC., a
                                     New Jersey corporation,

                                     By: /s/ CRAIG SANFORD
                                         -------------------------------------
                                         CRAIG SANFORD, President

                                     BUCKS COUNTY RESOURCE AND
                                     RECOVERY, INC., a Pennsylvania corporation

                                     By: /s/ CRAIG SANFORD
                                         -------------------------------------
                                         CRAIG SANFORD, President




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                                           /s/ CRAIG SANFORD
                                           -------------------------------------
                                                     CRAIG SANFORD

                                           /S/ MARY JO SANFORD
                                           -------------------------------------
                                                    MARY JO SANFORD



































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